UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2005

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

Park 80 East
Saddle Brook, New Jersey	07663-5291
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

Form of Restricted Stock Agreement under 2005 Contingent Stock Plan of Sealed Air Corporation

On July 21, 2005, the Organization and Compensation Committee (the “Compensation Committee”) of the Board of Directors of Sealed Air Corporation (the “Company”) approved the form of Restricted Stock Agreement under the 2005 Contingent Stock Plan of Sealed Air Corporation (the “Plan”).  The form of Restricted Stock Agreement is incorporated by reference as Exhibit 10 to this Current Report on Form 8-K.  The Company expects to utilize the Restricted Stock Agreements in connection with grants of shares of the common stock of the Company, par value $0.10 per share (the “Restricted Stock”), under the Plan, including grants to the Company’s executive officers.

The parties to the Restricted Stock Agreements are expected to be the Company, on the one part, and individual executive officers and other key employees of the Company and its subsidiaries, as well as U.S.-based key consultants to the Company, on the other part.  The relationships between the Company and its affiliates and the latter individuals may include employment relationships, officer positions, directorships and contractual relationships.  In the event the individual recipient is not an employee of the Company or a subsidiary, the form would be adjusted accordingly.

A participant receiving Restricted Stock would be entitled to voting and ownership rights.  The awards of Restricted Stock would be subject to a risk of forfeiture during a vesting period of at least three years, as determined by the Compensation Committee.  During the vesting period, the Restricted Stock would be subject to transferability and encumbrance restrictions.

Item 2.02                                                 Results of Operations and Financial Condition.

On July 27, 2005, the Company issued a press release announcing the Company’s financial results for the quarter ended June 30, 2005.  The press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

The information included in this item, including Exhibit 99, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                Financial Statements and Exhibits.

(c)            Exhibits.

Exhibit
Number	Description

10

Form of Restricted Stock Agreement under 2005 Contingent Stock Plan of Sealed Air Corporation. (Exhibit 4.4 to the Company’s Registration Statement on Form S-8, Registration No. 333-126890, is incorporated herein by reference.)

99	Press Release of the Company, dated July 27, 2005, announcing its financial results for the quarter ended June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION
(Registrant)

By:

 /s/ Mary A. Coventry

Name:	Mary A. Coventry
Title:	Vice President

Dated:  July 27, 2005

EXHIBIT INDEX

Exhibit
Number	Description

10

Form of Restricted Stock Agreement under 2005 Contingent Stock Plan of Sealed Air Corporation. (Exhibit 4.4 to the Company’s Registration Statement on Form S-8, Registration No. 333-126890, is incorporated herein by reference.)

99	Press Release of the Company, dated July 27, 2005, announcing its financial results for the quarter ended June 30, 2005.